Exhibit 32.2
     I, Peter E. Jokiel, Chief Financial Officer of Specialty Underwriters’ Alliance, Inc. (the “Company”), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:
     The annual report on Form 10-K of the Company for the year ended December 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     The information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.
     IN WITNESS WHEREOF, I have executed this Certification this 6th day of March 2009.

By:	/s/ Peter E. Jokiel
	Name:	Peter E. Jokiel
	Title:	Executive Vice President and Chief Financial Officer

     A signed original of this written statement required by Section 906 has been provided to Specialty Underwriters’ Alliance, Inc. and will be retained by Specialty Underwriters’ Alliance, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.